Exhibit 99.1

McKESSON REPORTS FISCAL 2015 FIRST-QUARTER RESULTS

•	Revenues of $44.1 billion for the first quarter, up 37%.

•	First-quarter GAAP earnings per diluted share from continuing operations of $1.78, down 3%.

•	First-quarter Adjusted Earnings per diluted share from continuing operations of $2.49, up 18%.

•	Fiscal 2015 Outlook: Adjusted Earnings per diluted share of $10.50 to $10.90.

SAN FRANCISCO, July 31, 2014 – McKesson Corporation (NYSE:MCK) today reported that revenues for the first quarter ended June 30, 2014 were $44.1 billion, up 37% compared to $32.2 billion a year ago. On the basis of U.S. generally accepted accounting principles (“GAAP”), first-quarter earnings per diluted share from continuing operations was $1.78 compared to $1.84 a year ago.

First-quarter Adjusted Earnings per diluted share from continuing operations was $2.49, up 18% compared to $2.11 a year ago.

First-quarter GAAP and Adjusted Earnings reflect a pre-tax charge of $34 million, or 11 cents per diluted share, related to the reclassification of a portion of our International Technology business, previously reported in discontinued operations, to continuing operations.

“McKesson fiscal first quarter results represent a strong start to the year with solid execution across our business and particularly strong growth in our Distribution Solutions segment,” said John H. Hammergren, chairman and chief executive officer. “Based on the strength of our Distribution Solutions results in the first quarter and our confidence in the full year, we are raising our previous outlook and now expect Adjusted Earnings per diluted share from continuing operations of $10.50 to $10.90 for the fiscal year ending March 31, 2015.”

For the first quarter, McKesson generated cash from operations of $182 million, and ended the quarter with cash and cash equivalents of $4.1 billion. During the quarter, McKesson paid $59 million in dividends, had internal capital spending of $119 million, and spent $14 million on acquisitions.

Segment Results

Distribution Solutions revenues were $43.3 billion, up 38% for the quarter on a constant currency basis, mainly driven by the contribution from our acquisition of Celesio and market growth.

North America pharmaceutical distribution and services revenues, which include results from U.S. Pharmaceutical, McKesson Canada and McKesson Specialty Health, were up 15% for the quarter on a constant currency basis, primarily reflecting market growth and our mix of business.

International pharmaceutical distribution and services revenues were $7.6 billion, an increase of 3% on the underlying results of Celesio, as reported, on a constant currency basis.

Medical-Surgical distribution and services revenues were up 2% for the quarter, driven by market growth.

In the first quarter, Distribution Solutions GAAP operating profit was $748 million and GAAP operating margin was 1.73%. First-quarter adjusted operating profit was $1 billion, up 44% from the prior year, driven by the acquisition of Celesio and strong results in our North America pharmaceutical distribution and services business. Adjusted operating margin for the Distribution Solutions segment was 2.32%.

Technology Solutions revenues were down 8% in the first quarter driven by anticipated revenue softness from the Horizon clinical software platform, and the planned elimination of a product line, partially offset by growth in other technology businesses. GAAP operating profit was $68 million for the first quarter and GAAP operating margin was 8.85%. Adjusted operating profit was $80 million for the first quarter and adjusted operating margin was 10.42%. Technology Solutions first quarter results reflect the reclassification of a portion of our International Technology business from discontinued operations to continuing operations, including an associated pre-tax charge of $34 million, or 11 cents per diluted share.

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Fiscal Year 2015 Outlook

McKesson expects Adjusted Earnings per diluted share from continuing operations between $10.50 and $10.90 for the fiscal year ending March 31, 2015, based on an exchange rate of $1.36 per Euro, which excludes the following GAAP items:

•	Amortization of acquisition-related intangible assets of $1.32 per diluted share.

•	Acquisition expenses and related adjustments of 50 cents per diluted share.

•	LIFO inventory-related charges of 95 cents to $1.05 per diluted share.

Adjusted Earnings

McKesson separately reports financial results on the basis of Adjusted Earnings. Adjusted Earnings is a non-GAAP financial measure defined as GAAP income from continuing operations, excluding amortization of acquisition-related intangible assets, acquisition expenses and related adjustments, certain litigation reserve adjustments, and Last-In-First-Out (“LIFO”) inventory-related adjustments. A reconciliation of McKesson’s financial results determined in accordance with GAAP to Adjusted Earnings is provided in Schedules 2, 3 and 4 of the financial statement tables included with this release. Recast Adjusted Earnings for Fiscal 2014 reflecting the reclassification of a portion of our International Technology business from discontinued operations to continuing operations is provided in Schedules 7, 8 and 9.

Risk Factors

Except for historical information contained in this press release, matters discussed may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. These statements may be identified by their use of forward-looking terminology such as “believes”, “expects”, “anticipates”, “may”, “will”, “should”,

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“seeks”, “approximately”, “intends”, “plans”, “estimates” or the negative of these words or other comparable terminology. The discussion of financial trends, strategy, plans or intentions may also include forward-looking statements. It is not possible to predict or identify all such risks and uncertainties; however, the most significant of these risks and uncertainties are described in the company’s Form 10-K, Form 10-Q and Form 8-K reports filed with the Securities and Exchange Commission and include, but are not limited to: changes in the U.S. healthcare industry and regulatory environment; changes in the Canadian healthcare industry and regulatory environment; changes in the European regulatory environment with respect to privacy and data protection regulations; managing foreign expansion, including the related operating, economic, political and regulatory risks; the company’s ability to successfully identify, consummate, finance and integrate acquisitions; material adverse resolution of pending legal proceedings; exposure to European economic conditions, including recent austerity measures taken by certain European governments; competition; substantial defaults in payment or a material reduction in purchases by, or the loss of, a large customer or group purchasing organization; the loss of government contracts as a result of compliance or funding challenges; public health issues in the U.S. or abroad; malfunction, failure or breach of sophisticated internal information systems to perform as designed; the adequacy of insurance to cover property loss or liability claims; the company’s failure to attract and retain customers for its software products and solutions due to integration and implementation challenges, or due to an inability to keep pace with technological advances; the company’s proprietary products and services may not be adequately protected, and its products and solutions may be found to infringe on the rights of others; system errors or failure of our technology products and solutions to conform to specifications; disaster or other event causing interruption of customer access to data residing in our service centers; the delay or extension of our sales or implementation cycles for external software products; changes in circumstances that could impair our goodwill or intangible assets; new or revised tax legislation or challenges to our tax positions; general economic conditions, including changes in the financial markets that may affect

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the availability and cost of credit to the company, its customers or suppliers; changes in accounting principles generally accepted in the United States of America; and withdrawal from participation in multiemployer pension plans or if such plans are reported to have underfunded liabilities. The reader should not place undue reliance on forward-looking statements, which speak only as of the date they are first made. Except to the extent required by law, the company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements to reflect events or circumstances after the date hereof, or to reflect the occurrence of unanticipated events.

The company has scheduled a conference call for 8:30 AM ET. The dial-in number for individuals wishing to participate on the call is 719-234-7317. Erin Lampert, senior vice president, Investor Relations, is the leader of the call, and the password to join the call is ‘McKesson’. A replay of this conference call will be available for five calendar days. The dial-in number for individuals wishing to listen to the replay is 719-457-0820 and the pass code is 3995230. A webcast of the conference call will also be available live and archived on the company’s Investor Relations website at http://investor.mckesson.com.

Shareholders are encouraged to review SEC filings and more information about McKesson, which are located on the company’s website.

About McKesson

McKesson Corporation, currently ranked 15th on the FORTUNE 500, is a healthcare services and information technology company dedicated to making the business of healthcare run better. We partner with payers, hospitals, physician offices, pharmacies, pharmaceutical companies and others across the spectrum of care to build healthier organizations that deliver better care to patients in every setting. McKesson helps its customers improve their financial, operational, and clinical performance with solutions that include pharmaceutical and medical-surgical supply management, healthcare information technology, and business and clinical services. For more information, visit http://www.mckesson.com.

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Contact:

Erin Lampert, 415-983-8391 (Investors and Financial Media)

Erin.Lampert@McKesson.com

Kris Fortner, 415-983-8352 (General and Business Media)

Kris.Fortner@McKesson.com

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Schedule 1

McKESSON CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS - GAAP

(unaudited)

(in millions, except per share amounts)

	Quarter Ended June 30,
	2014	2013	Change
Revenues	$44,058	$32,239	37%
Cost of sales (1) (2)	(41,261)	(30,309)	36

Gross profit	2,797	1,930	45
Operating expenses (1)	(2,109)	(1,260)	67
Litigation charges	—	(15)	—

Total operating expenses	(2,109)	(1,275)	65

Operating income	688	655	5
Other income, net	20	6	233
Interest expense	(101)	(59)	71

Income from continuing operations before income taxes	607	602	1
Income tax expense	(182)	(174)	5

Income from continuing operations after tax	425	428	(1)
Loss from discontinued operations, net of tax (3)	(14)	(4)	250

Net income	411	424	(3)
Net income attributable to noncontrolling interests (4)	(8)	—	—

Net income attributable to McKesson Corporation	$403	$424	(5)

Earnings (loss) per common share attributable to McKesson Corporation (5)
Diluted
Continuing operations	$1.78	$1.84	(3)%
Discontinued operations	(0.06)	(0.01)	—

Total	$1.72	$1.83	(6)

Basic
Continuing operations	$1.81	$1.88	(4)%
Discontinued operations	(0.06)	(0.02)	—

Total	$1.75	$1.86	(6)

Weighted average common shares
Diluted	235	232	1%
Basic	231	227	2

(1)	Technology solutions segment results for the first quarter of fiscal year 2015 reflect a non-cash pre-tax charge of $34 million ($27 million after-tax) primarily relating to depreciation and amortization expense due to the reclassification of the workforce business within our International Technology business from discontinued operations to continuing operations. The charge was recorded as follows: $32 million in cost of sales and $2 million in operating expenses.
(2)	Cost of sales for fiscal year 2015 and 2014 includes charges of $98 million and nil, which were recorded in our Distribution Solutions segment, related to our last-in-first-out (“LIFO”) method of accounting for inventories.
(3)	Primarily represents the software business within our International Technology business in our Technology Solutions segment. Fiscal year 2014 also reflects our Hospital Automation business in our Technology Solutions segment, which was sold in the third quarter of fiscal 2014. The amounts are fully attributable to McKesson Corporation.
(4)	Primarily represents the noncontrolling shareholders’ portion of net income from Celesio, our majority-owned subsidiary, acquired in the fourth quarter of fiscal year 2014.
(5)	Certain computations may reflect rounding adjustments.

Schedule 2

McKESSON CORPORATION

RECONCILIATION OF GAAP OPERATING RESULTS TO ADJUSTED EARNINGS (NON-GAAP)

(unaudited)

(in millions, except per share amounts)

	Quarter Ended June 30, 2014						Change Vs. Prior Quarter
	As Reported (GAAP)	Amortization of Acquisition- Related Intangibles	Acquisition Expenses and Related Adjustments	Litigation Reserve Adjustments	LIFO-Related Adjustments	Adjusted Earnings (Non-GAAP)	As Reported (GAAP)	Adjusted Earnings (Non-GAAP)
Revenues	$44,058	$—	$—	$—	$—	$44,058	37%	37%

Gross profit (1)	$2,797	$2	$—	$—	$98	$2,897	45	50
Operating expenses (1)	(2,109)	127	49	—	—	(1,933)	65	64
Other income, net	20	1	—	—	—	21	233	250
Interest expense	(101)	—	—	—	—	(101)	71	71

Income from continuing operations before income taxes	607	130	49	—	98	884	1	26
Income tax expense	(182)	(41)	(15)	—	(38)	(276)	5	30

Income from continuing operations after tax	425	89	34	—	60	608	(1)	24
Income from continuing operations, net of tax, attributable to noncontrolling interests(2)	(8)	(11)	(4)	—	—	(23)	—	—

Income from continuing operations, net of tax, attributable to McKesson Corporation	$417	$78	$30	$—	$60	$585	(3)	20

Diluted earnings per common share from continuing operations, net of tax, attributable to McKesson Corporation (3)	$1.78	$0.33	$0.13	$—	$0.25	$2.49	(3)%	18%

Diluted weighted average common shares	235	235	235	—	235	235	1%	1%

	Quarter Ended June 30, 2013
	As Reported (GAAP)	Amortization of Acquisition- Related Intangibles	Acquisition Expenses and Related Adjustments	Litigation Reserve Adjustments	LIFO-Related Adjustments	Adjusted Earnings (Non-GAAP)
Revenues	$32,239	$—	$—	$—	$—	$32,239
Gross profit	$1,930	$6	$—	$—	$—	$1,936
Operating expenses	(1,275)	65	13	15	—	(1,182)
Other income, net	6	—	—	—	—	6
Interest expense	(59)	—	—	—	—	(59)

Income from continuing operations before income taxes	602	71	13	15	—	701
Income tax expense	(174)	(27)	(5)	(6)	—	(212)

Income from continuing operations after tax	428	44	8	9	—	489
Income from continuing operations, net of tax, attributable to noncontrolling interests	—	—	—	—	—	—

Income from continuing operations, net of tax, attributable to McKesson Corporation	$428	$44	$8	$9	$—	$489

Diluted earnings per common share from continuing operations, net of tax, attributable to McKesson Corporation (3)	$1.84	$0.19	$0.04	$0.04	$—	$2.11

Diluted weighted average common shares	232	232	232	232	—	232

(1)	Technology solutions segment results for the first quarter of fiscal year 2015 reflect a non-cash pre-tax charge of $34 million ($27 million after-tax) primarily relating to depreciation and amortization expense due to the reclassification of the workforce business within our International Technology business from discontinued operations to continuing operations. The charge was recorded as follows: $32 million in cost of sales and $2 million in operating expenses.
(2)	Primarily represents the noncontrolling shareholders’ portion of income from continuing operations from Celesio, our majority-owned subsidiary, acquired in the fourth quarter of fiscal year 2014.
(3)	Certain computations may reflect rounding adjustments.

Refer to the definitions related to Adjusted Earnings (Non-GAAP) financial information.

Schedule 3

McKESSON CORPORATION

RECONCILIATION OF GAAP SEGMENT FINANCIAL RESULTS TO ADJUSTED EARNINGS (NON-GAAP)

(unaudited)

(in millions)

	Quarter Ended June 30, 2014			Quarter Ended June 30, 2013			Change
	As Reported (GAAP)	Adjustments	Adjusted Earnings (Non-GAAP)	As Reported (GAAP)	Adjustments	Adjusted Earnings (Non-GAAP)	As Reported (GAAP)		Adjusted Earnings (Non-GAAP)
REVENUES
Distribution Solutions
North America pharmaceutical distribution & services	$34,304	$—	$34,304	$30,046	$—	$30,046	14%		14%
International pharmaceutical distribution & services	7,607	—	7,607	—	—	—	—		—
Medical-Surgical distribution & services	1,379	—	1,379	1,357	—	1,357	2		2

Total Distribution Solutions	43,290	—	43,290	31,403	—	31,403	38		38

Technology Solutions - Products and Services	768	—	768	836	—	836	(8)		(8)

Revenues	$44,058	$—	$44,058	$32,239	$—	$32,239	37		37

GROSS PROFIT
Distribution Solutions	$2,458	$98	$2,556	$1,520	$—	$1,520	62		68
Technology Solutions (1)	339	2	341	410	6	416	(17)		(18)

Gross profit	$2,797	$100	$2,897	$1,930	$6	$1,936	45		50

OPERATING EXPENSES
Distribution Solutions	$(1,728)	$159	$(1,569)	$(905)	$81	$(824)	91		90
Technology Solutions (1)	(271)	10	(261)	(283)	12	(271)	(4)		(4)
Corporate	(110)	7	(103)	(87)	—	(87)	26		18

Operating expenses	$(2,109)	$176	$(1,933)	$(1,275)	$93	$(1,182)	65		64

OTHER INCOME, NET
Distribution Solutions	$18	$1	$19	$4	$—	$4	350		375
Technology Solutions	—	—	—	—	—	—	—		—
Corporate	2	—	2	2	—	2	—		—

Other income, net	$20	$1	$21	$6	$—	$6	233		250

OPERATING PROFIT
Distribution Solutions	$748	$258	$1,006	$619	$81	$700	21		44
Technology Solutions	68	12	80	127	18	145	(46)		(45)

Operating profit	816	270	1,086	746	99	845	9		29
Corporate	(108)	7	(101)	(85)	—	(85)	27		19
Interest Expense	(101)	—	(101)	(59)	—	(59)	71		71

Income from continuing operations before income taxes (2)	$607	$277	$884	$602	$99	$701	1		26

STATISTICS
Operating profit as a % of revenues
Distribution Solutions	1.73%		2.32%	1.97%		2.23%	(24)	bp	9	bp
Technology Solutions	8.85		10.42	15.19		17.34	(634)		(692)

(1)	Technology solutions segment results for the first quarter of fiscal year 2015 reflect a non-cash pre-tax charge of $34 million ($27 million after-tax) primarily relating to depreciation and amortization expense due to the reclassification of the workforce business within our International Technology business from discontinued operations to continuing operations. The charge was recorded as follows: $32 million in cost of sales and $2 million in operating expenses.
(2)	For the fiscal year 2015, the amount is prior to attributing income from continuing operations from Celesio to the shareholders of noncontrolling interests.

Refer to the definitions related to Adjusted Earnings (Non-GAAP) financial information.

Schedule 4

McKESSON CORPORATION

RECONCILIATION OF GAAP SEGMENT FINANCIAL RESULTS TO ADJUSTED EARNINGS (NON-GAAP) - BY ADJUSTMENT TYPE

(unaudited)

(in millions)

	Quarter Ended June 30, 2014				Quarter Ended June 30, 2013
	Distribution Solutions	Technology Solutions	Corporate & Interest Expense	Total	Distribution Solutions	Technology Solutions	Corporate & Interest Expense	Total
As Reported (GAAP):
Revenues	$43,290	$768	$—	$44,058	$31,403	$836	$—	$32,239

Gross profit (1)	$2,458	$339	$—	$2,797	$1,520	$410	$—	$1,930
Operating expenses (1)	(1,728)	(271)	(110)	(2,109)	(905)	(283)	(87)	(1,275)
Other income, net	18	—	2	20	4	—	2	6

Income from continuing operations before interest expense and income taxes	748	68	(108)	708	619	127	(85)	661
Interest expense	—	—	(101)	(101)	—	—	(59)	(59)

Income from continuing operations before income taxes (2)	$748	$68	$(209)	$607	$619	$127	$(144)	$602

Pre-Tax Adjustments:
Gross profit	$—	$2	$—	$2	$—	$6	$—	$6
Operating expenses	117	10	—	127	54	11	—	65
Other income, net	1	—	—	1	—	—	—	—

Amortization of acquisition-related intangibles	118	12	—	130	54	17	—	71

Gross profit	—	—	—	—	—	—	—	—
Operating expenses	42	—	7	49	12	1	—	13
Interest expense	—	—	—	—	—	—	—	—

Acquisition expenses and related adjustments	42	—	7	49	12	1	—	13

Operating expenses - Litigation reserve adjustments	—	—	—	—	15	—	—	15

Gross profit - LIFO-related adjustments	98	—	—	98	—	—	—	—

Total pre-tax adjustments	$258	$12	$7	$277	$81	$18	$—	$99

Adjusted Earnings (Non-GAAP):
Revenues	$43,290	$768	$—	$44,058	$31,403	$836	$—	$32,239

Gross profit (1)	$2,556	$341	$—	$2,897	$1,520	$416	$—	$1,936
Operating expenses (1)	(1,569)	(261)	(103)	(1,933)	(824)	(271)	(87)	(1,182)
Other income, net	19	—	2	21	4	—	2	6

Income from continuing operations before interest expense and income taxes	1,006	80	(101)	985	700	145	(85)	760
Interest expense	—	—	(101)	(101)	—	—	(59)	(59)

Income from continuing operations before income taxes (2)	$1,006	$80	$(202)	$884	$700	$145	$(144)	$701

(1)	Technology solutions segment results for the first quarter of fiscal year 2015 reflect a non-cash pre-tax charge of $34 million ($27 million after-tax) primarily relating to depreciation and amortization expense due to the reclassification of the workforce business within our International Technology business from discontinued operations to continuing operations. The charge was recorded as follows: $32 million in cost of sales and $2 million in operating expenses.
(2)	For the fiscal year 2015, the amount is prior to attributing income from continuing operations from Celesio to the shareholders of noncontrolling interests.

Refer to the definitions related to Adjusted Earnings (Non-GAAP) financial information.

Schedule 5

McKESSON CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(unaudited)

(in millions)

	June 30,	March 31,
	2014	2014
ASSETS
Current Assets
Cash and cash equivalents	$4,105	$4,193
Receivables, net	14,920	14,193
Inventories, net	14,124	13,308
Prepaid expenses and other	824	879

Total Current Assets	33,973	32,573

Property, Plant and Equipment, Net	2,209	2,222
Goodwill	10,431	9,927
Intangible Assets, Net	4,390	5,022
Other Assets	2,003	2,015

Total Assets	$53,006	$51,759

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Drafts and accounts payable	$22,812	$21,429
Short-term borrowings	507	346
Deferred revenue	1,124	1,236
Deferred tax liabilities	1,656	1,588
Current portion of long-term debt	25	1,424
Other accrued liabilities	3,121	3,478

Total Current Liabilities	29,245	29,501

Long-Term Debt	10,141	8,949
Other Noncurrent Liabilities	2,855	2,991
McKesson Corporation Stockholders’ Equity	8,979	8,522
Noncontrolling Interests	1,786	1,796

Total Equity	10,765	10,318

Total Liabilities and Equity	$53,006	$51,759

Schedule 6

McKESSON CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited)

(in millions)

	Quarter Ended June 30,
	2014	2013
OPERATING ACTIVITIES
Net income	$411	$424
Adjustments to reconcile to net cash provided by operating activities:
Depreciation and amortization	284	162
Deferred taxes	135	98
LIFO charges	98	—
Other non-cash items	14	32
Changes in operating assets and liabilities, net of acquisitions:
Receivables	(699)	(139)
Inventories	(901)	(60)
Drafts and accounts payable	1,368	589
Deferred revenue	(134)	(116)
Taxes	(134)	31
Other	(260)	(305)

Net cash provided by operating activities	182	716

INVESTING ACTIVITIES
Property acquisitions	(86)	(69)
Capitalized software expenditures	(33)	(32)
Acquisitions, less cash and cash equivalents acquired	(14)	(74)
Other	21	(9)

Net cash used in investing activities	(112)	(184)

FINANCING ACTIVITIES
Proceeds from short-term borrowings	917	100
Repayments of short-term borrowings	(759)	(100)
Proceeds from issuances of long-term debt	6	—
Repayments of long-term debt	(230)	—
Common stock transactions:
Issuances	34	50
Share repurchases, including shares surrendered for tax withholding	(102)	(127)
Dividends paid	(59)	(53)
Other	26	57

Net cash used in financing activities	(167)	(73)

Effect of exchange rate changes on cash and cash equivalents	9	(10)

Net increase (decrease) in cash and cash equivalents	(88)	449
Cash and cash equivalents at beginning of period	4,193	2,456

Cash and cash equivalents at end of period	$4,105	$2,905

Definitions related to Adjusted Earnings (Non-GAAP) Financial Information

Adjusted Earnings represents income from continuing operations, excluding the effects of the following items from the Company’s GAAP financial results, including the related income tax effects:

Amortization of acquisition-related intangibles - Amortization expense of acquired intangible assets purchased in connection with acquisitions by the Company.

Acquisition expenses and related adjustments - Transaction and integration expenses that are directly related to acquisitions by the Company. Examples include transaction closing costs, professional service fees, restructuring or severance charges, retention payments, employee relocation expenses, facility or other exit-related expenses, recoveries of acquisition-related expenses or post-closing expenses, bridge loan fees, gains or losses related to foreign currency contracts, and gains or losses on business combinations.

Litigation reserve adjustments - Adjustments to the Company’s reserves, including accrued interest, for estimated probable losses for its Average Wholesale Price litigation matter, as such term is defined in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2014.

LIFO-related adjustments - Last-In-First-Out (“LIFO”) inventory-related adjustments.

Income taxes on Adjusted Earnings are calculated in accordance with Accounting Standards Codification (“ASC”) 740, “Income Taxes,” which is the same accounting principle used by the Company when presenting its GAAP financial results.

The Company believes the presentation of non-GAAP measures such as Adjusted Earnings provides useful supplemental information to investors with regard to its core operating performance, as well as assists with the comparison of its past financial performance to the Company’s future financial results. Moreover, the Company believes that the presentation of Adjusted Earnings assists investors’ ability to compare its financial results to those of other companies in the same industry. However, the Company’s Adjusted Earnings measure may be defined and calculated differently by other companies in the same industry.

The Company internally uses non-GAAP financial measures such as Adjusted Earnings in connection with its own financial planning and reporting processes. Specifically, Adjusted Earnings serves as one of the measures management utilizes when allocating resources, deploying capital and assessing business performance and employee incentive compensation. Nonetheless, non-GAAP financial results and related measures disclosed by the Company should not be considered a substitute for, nor superior to, financial results and measures as determined or calculated in accordance with GAAP.

Schedule 7

McKESSON CORPORATION

RECONCILIATION OF RECAST ADJUSTED EARNINGS PER SHARE (ADJUSTED EPS, NON-GAAP)

FOR FISCAL 2014

(unaudited)

The following are Fiscal 2014 Adjusted Earnings Per Share (Non-GAAP), recast to reflect the reclassifications of the workforce business within our International Technology business from discontinued operations to continuing operations:

	Quarters Ended				Year Ended March 31, 2014
	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014
Adjusted EPS, as previously reported	$2.07	$2.27	$1.45	$2.55	$8.35
Adjustments due to the reclassifications of the workforce business from discontinued operations to continuing operations	0.04	0.03	0.03	0.12	0.21

Adjusted EPS, as recast	$2.11	$2.30	$1.48	$2.67	$8.56

Certain computations may reflect rounding adjustments.

Schedule 8

McKESSON CORPORATION

RECONCILIATION OF GAAP OPERATING RESULTS TO ADJUSTED EARNINGS (NON-GAAP)

FOR FISCAL 2014

(unaudited)

(in millions, except per share amounts)

The following are Fiscal 2014 Adjusted Earnings (Non-GAAP), recast to reflect the reclassifications of the workforce business within our International Technology business from discontinued operations to continuing operations:

	Quarter Ended June 30, 2013
	As Reported (GAAP)	Amortization of Acquisition- Related Intangibles	Acquisition Expenses and Related Adjustments	Litigation Reserve Adjustments	LIFO-Related Adjustments	Adjusted Earnings (Non-GAAP)
Revenues	$32,239	$—	$—	$—	$—	$32,239

Gross profit	$1,930	$6	$—	$—	$—	$1,936
Operating expenses	(1,275)	65	13	15	—	(1,182)
Other income, net	6	—	—	—	—	6
Interest expense	(59)	—	—	—	—	(59)

Income from continuing operations before income taxes	602	71	13	15	—	701
Income tax expense	(174)	(27)	(5)	(6)	—	(212)

Income from continuing operations after tax	428	44	8	9	—	489
Income from continuing operations, net of tax, attributable to noncontrolling interests	—	—	—	—	—	—

Income from continuing operations, net of tax, attributable to McKesson Corporation	$428	$44	$8	$9	$—	$489

Diluted earnings per common share from continuing operations, net of tax, attributable to McKesson Corporation (a)	$1.84	$0.19	$0.04	$0.04	$—	$2.11

Diluted weighted average common shares	232	232	232	232	—	232

	Quarter Ended September 30, 2013
	As Reported (GAAP)	Amortization of Acquisition- Related Intangibles	Acquisition Expenses and Related Adjustments	Litigation Reserve Adjustments	LIFO-Related Adjustments	Adjusted Earnings (Non-GAAP)
Revenues	$32,985	$—	$—	$—	$—	$32,985

Gross profit	$2,021	$5	$—	$—	$44	$2,070
Operating expenses	(1,335)	65	13	35	—	(1,222)
Other income, net	9	—	—	—	—	9
Interest expense	(59)	—	—	—	—	(59)

Income from continuing operations before income taxes	636	70	13	35	44	798
Income tax expense	(213)	(25)	(5)	(2)	(17)	(262)

Income from continuing operations after tax	423	45	8	33	27	536
Income from continuing operations, net of tax, attributable to noncontrolling interests	—	—	—	—	—	—

Income from continuing operations, net of tax, attributable to McKesson Corporation	$423	$45	$8	$33	$27	$536

Diluted earnings per common share from continuing operations, net of tax, attributable to McKesson Corporation (a)	$1.82	$0.19	$0.03	$0.14	$0.12	$2.30

Diluted weighted average common shares	233	233	233	233	233	233

Schedule 8

	Quarter Ended December 31, 2013
	As Reported (GAAP)	Amortization of Acquisition- Related Intangibles	Acquisition Expenses and Related Adjustments	Litigation Reserve Adjustments	LIFO-Related Adjustments	Adjusted Earnings (Non-GAAP)
Revenues	$34,336	$—	$—	$—	$—	$34,336

Gross profit	$1,850	$4	$3	$—	$142	$1,999
Operating expenses	(1,357)	66	40	18	—	(1,233)
Other income (expense), net	(6)	—	13	—	—	7
Interest expense	(69)	—	10	—	—	(59)

Income from continuing operations before income taxes	418	70	66	18	142	714
Income tax expense	(254)	(27)	(23)	(7)	(56)	(367)

Income from continuing operations after tax	164	43	43	11	86	347
Income from continuing operations, net of tax, attributable to noncontrolling interests	—	—	—	—	—	—

Income from continuing operations, net of tax, attributable to McKesson Corporation	$164	$43	$43	$11	$86	$347

Diluted earnings per common share from continuing operations, net of tax, attributable to McKesson Corporation (a)	$0.70	$0.19	$0.17	$0.05	$0.37	$1.48

Diluted weighted average common shares	234	234	234	234	234	234

	Quarter Ended March 31, 2014
	As Reported (GAAP)	Amortization of Acquisition- Related Intangibles	Acquisition Expenses and Related Adjustments	Litigation Reserve Adjustments	LIFO-Related Adjustments	Adjusted Earnings (Non-GAAP)
Revenues	$38,196	$—	$—	$—	$—	$38,196

Gross profit	$2,573	$(4)	$—	$—	$125	$2,694
Operating expenses	(1,980)	112	89	—	—	(1,779)
Other income, net	24	—	1	—	—	25
Interest expense	(116)	—	36	—	—	(80)

Income from continuing operations before income taxes	501	108	126	—	125	860
Income tax expense	(111)	(35)	(36)	—	(48)	(230)

Income from continuing operations after tax	390	73	90	—	77	630
Income (loss) from continuing operations, net of tax, attributable to noncontrolling interests	5	(7)	(2)	—	—	(4)

Income from continuing operations, net of tax, attributable to McKesson Corporation	$395	$66	$88	$—	$77	$626

Diluted earnings per common share from continuing operations, net of tax, attributable to McKesson Corporation (a)	$1.68	$0.28	$0.38	$—	$0.33	$2.67

Diluted weighted average common shares	235	235	235	—	235	235

	Year Ended March 31, 2014
	As Reported (GAAP)	Amortization of Acquisition- Related Intangibles	Acquisition Expenses and Related Adjustments	Litigation Reserve Adjustments	LIFO-Related Adjustments	Adjusted Earnings (Non-GAAP)
Revenues	$137,756	$—	$—	$—	$—	$137,756

Gross profit	$8,374	$11	$3	$—	$311	$8,699
Operating expenses	(5,947)	308	155	68	—	(5,416)
Other income, net	33	—	14	—	—	47
Interest expense	(303)	—	46	—	—	(257)

Income from continuing operations before income taxes	2,157	319	218	68	311	3,073
Income tax expense	(752)	(114)	(69)	(15)	(121)	(1,071)

Income from continuing operations after tax	1,405	205	149	53	190	2,002
Income (loss) from continuing operations, net of tax, attributable to noncontrolling interests	5	(7)	(2)	—	—	(4)

Income from continuing operations, net of tax, attributable to McKesson Corporation	$1,410	$198	$147	$53	$190	$1,998

Diluted earnings per common share from continuing operations, net of tax, attributable to McKesson Corporation (a)	$6.04	$0.85	$0.63	$0.23	$0.81	$8.56

Diluted weighted average common shares	233	233	233	233	233	233

(a)	Certain computations may reflect rounding adjustments.

Schedule 9

McKESSON CORPORATION

RECONCILIATION OF GAAP SEGMENT FINANCIAL RESULTS TO ADJUSTED EARNINGS (NON-GAAP) FOR FISCAL 2014

(unaudited)

(in millions)

The following are Fiscal 2014 Adjusted Earnings (Non-GAAP), recast to reflect the reclassifications of the workforce business within our International Technology business from discontinued operations to continuing operations:

	Quarter Ended June 30, 2013				Quarter Ended September 30, 2013				Quarter Ended December 31, 2013				Quarter Ended March 31, 2014				Year Ended March 31, 2014
	Distribution Solutions	Technology Solutions	Corporate & Interest Expense	Total	Distribution Solutions	Technology Solutions	Corporate & Interest Expense	Total	Distribution Solutions	Technology Solutions	Corporate & Interest Expense	Total	Distribution Solutions	Technology Solutions	Corporate & Interest Expense	Total	Distribution Solutions	Technology Solutions	Corporate & Interest Expense	Total
As Reported (GAAP):
Revenues	$31,403	$836	$—	$32,239	$32,169	$816	$—	$32,985	$33,522	$814	$—	$34,336	$37,332	$864	$—	$38,196	$134,426	$3,330	$—	$137,756
Gross profit	$1,520	$410	$—	$1,930	$1,623	$398	$—	$2,021	$1,499	$351	$—	$1,850	$2,125	$448	$—	$2,573	$6,767	$1,607	$—	$8,374
Operating expenses	(905)	(283)	(87)	(1,275)	(944)	(278)	(113)	(1,335)	(950)	(305)	(102)	(1,357)	(1,536)	(295)	(149)	(1,980)	(4,335)	(1,161)	(451)	(5,947)
Other income (expense), net	4	—	2	6	6	—	3	9	3	1	(10)	(6)	16	1	7	24	29	2	2	33

Income from continuing operations before interest expense and income taxes	619	127	(85)	661	685	120	(110)	695	552	47	(112)	487	605	154	(142)	617	2,461	448	(449)	2,460
Interest expense	—	—	(59)	(59)	—	—	(59)	(59)	—	—	(69)	(69)	—	—	(116)	(116)	—	—	(303)	(303)

Income from continuing operations before income taxes	$619	$127	$(144)	$602	$685	$120	$(169)	$636	$552	$47	$(181)	$418	$605	$154	$(258)	$501	$2,461	$448	$(752)	$2,157

Gross profit margin	4.84%	49.04%	—	5.99%	5.05%	48.77%	—	6.13%	4.47%	43.12%	—	5.39%	5.69%	51.85%	—	6.74%	5.03%	48.26%	—	6.08%
Operating expenses as a % of revenues	2.88%	33.85%	—	3.95%	2.93%	34.07%	—	4.05%	2.83%	37.47%	—	3.95%	4.11%	34.14%	—	5.18%	3.22%	34.86%	—	4.32%
Operating pre-tax profit as a % of revenues	1.97%	15.19%	—	2.05%	2.13%	14.71%	—	2.11%	1.65%	5.77%	—	1.42%	1.62%	17.82%	—	1.62%	1.83%	13.45%	—	1.79%
Pre-Tax Adjustments:
Gross profit	$—	$6	$—	$6	$1	$4	$—	$5	$—	$4	$—	$4	$—	$(4)	$—	$(4)	$1	$10	$—	$11
Operating expenses	54	11	—	65	52	13	—	65	55	11	—	66	94	17	1	112	255	52	1	308

Amortization of acquisition-related intangibles	54	17	—	71	53	17	—	70	55	15	—	70	94	13	1	108	256	62	1	319
Gross profit	—	—	—	—	—	—	—	—	—	3	—	3	—	—	—	—	—	3	—	3
Operating expenses	12	1	—	13	10	2	1	13	16	12	12	40	81	—	8	89	119	15	21	155
Other income, net	—	—	—	—	—	—	—	—	—	—	13	13	—	—	1	1	—	—	14	14
Interest expense	—	—	—	—	—	—	—	—	—	—	10	10	(1)	—	37	36	—	—	46	46

Acquisition expenses and related adjustments	12	1	—	13	10	2	1	13	16	15	35	66	80	—	46	126	119	18	81	218
Operating expenses - Litigation reserve adjustments	15	—	—	15	35	—	—	35	18	—	—	18	—	—	—	—	68	—	—	68
Gross profit - LIFO-related adjustments	—	—	—	—	44	—	—	44	142	—	—	142	125	—	—	125	311	—	—	311

Total pre-tax adjustments	$81	$18	$—	$99	$142	$19	$1	$162	$231	$30	$35	$296	$299	$13	$47	$359	$754	$80	$82	$916

Adjusted Earnings (Non-GAAP):
Revenues	$31,403	$836	$—	$32,239	$32,169	$816	$—	$32,985	$33,522	$814	$—	$34,336	$37,332	$864	$—	$38,196	$134,426	$3,330	$—	$137,756
Gross profit	$1,520	$416	$—	$1,936	$1,668	$402	$—	$2,070	$1,641	$358	$—	$1,999	$2,250	$444	$—	$2,694	$7,079	$1,620	$—	$8,699
Operating expenses	(824)	(271)	(87)	(1,182)	(847)	(263)	(112)	(1,222)	(861)	(282)	(90)	(1,233)	(1,361)	(278)	(140)	(1,779)	(3,893)	(1,094)	(429)	(5,416)
Other income, net	4	—	2	6	6	—	3	9	3	1	3	7	16	1	8	25	29	2	16	47

Income from continuing operations before interest expense and income taxes	700	145	(85)	760	827	139	(109)	857	783	77	(87)	773	905	167	(132)	940	3,215	528	(413)	3,330
Interest expense	—	—	(59)	(59)	—	—	(59)	(59)	—	—	(59)	(59)	(1)	—	(79)	(80)	—	—	(257)	(257)

Income from continuing operations before income taxes	$700	$145	$(144)	$701	$827	$139	$(168)	$798	$783	$77	$(146)	$714	$904	$167	$(211)	$860	$3,215	$528	$(670)	$3,073

Gross profit margin	4.84%	49.76%	—	6.01%	5.19%	49.26%	—	6.28%	4.90%	43.98%	—	5.82%	6.03%	51.39%	—	7.05%	5.27%	48.65%	—	6.31%
Operating expenses as a % of revenues	2.62%	32.42%	—	3.67%	2.63%	32.23%	—	3.70%	2.57%	34.64%	—	3.59%	3.65%	32.18%	—	4.66%	2.90%	32.85%	—	3.93%
Operating pre-tax profit as a % of revenues	2.23%	17.34%	—	2.36%	2.57%	17.03%	—	2.60%	2.34%	9.46%	—	2.25%	2.42%	19.33%	—	2.46%	2.39%	15.86%	—	2.42%